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                             NOTICE TO SHAREHOLDERS
                                       OF
                             LOGAN'S ROADHOUSE, INC.



         The Proxy Statement, dated January 7, 1999, of Logan's Roadhouse, Inc. ("Logan's") relating to the merger of Logan's with a subsidiary of CBRL Group, Inc. states that the record date for purposes of determining shareholders who are entitled to notice of, and to vote at, the Special Meeting is January 4, 1999. The actual record date for the Special Meeting is January 5, 1999. All references to the "Record Date" in the Proxy Statement refer to the close of business on January 5, 1999.